SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 1, 2005

                          DATA SYSTEMS & SOFTWARE INC.
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             (Exact name of Registrant as Specified in its Charter)

                Delaware                0-19771                 22-2786081
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    (State or Other Jurisdiction  (Commission file Numbers)   (IRS Employer
        of Incorporation)                                   Identification Nos.)

                     200 Route 17, Mahwah, New Jersey 07430
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (201) 529-2026


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section  8 - Other Events

Item 8.01  Other Events.

          On June 1, 2005, the Registrant announced that it had entered into an memorandum of understanding for the sale of the cost-plus consulting business of its dsIT Technologies Ltd. subsidiary to Taldor Computer Systems (1986) Ltd. The Registrant's press release announcing the memorandum of understanding is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press Release dated June 1, 2005 regarding the memorandum of understanding for the sale of the cost-plus consulting business of dsIT Technologies Ltd.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of June 2005.

                      DATA SYSTEMS & SOFTWARE INC.

                      By:   /s/ Yacov Kaufman
                            --------------------------------------------------
                            Name: Yacov Kaufman
                            Title: Vice President and Chief Financial Officer